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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in, or made a part, of this Post-Effective Amendment No. 1 on Form S-3 to the registration statement on Form S-1 of UbiquiTel Inc.


ARTHUR ANDERSEN LLP
Stamford, Connecticut
September 6, 2001